                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ECLIPSYS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                              ECLIPSYS CORPORATION
                             1750 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2002

     The Annual Meeting of Stockholders of Eclipsys Corporation (the "Company") will be held at its corporate headquarters located at 1750 Clint Moore Road, Boca Raton, Florida 33487, on Wednesday, May 8, 2002, at 10:00 a.m., local time, to consider and act upon the following matters:

     1.  To elect two Class I directors for the ensuing three years.

     2. To approve the amendment and restatement of the Company's 2000 Stock Incentive Plan, the 1999 Stock Incentive Plan, the 1998 Stock Incentive Plan, and the Amended and Restated 1998 Employee Stock Purchase Plan to reflect an increase in the number of shares of Voting Common Stock authorized for issuance under all the Company's stock plans (the 2000 Stock Incentive Plan, the 1999 Stock Incentive Plan, the Amended and Restated 1998 Employee Stock Purchase Plan, the 1998 Stock Incentive Plan and the 1996 Stock Plan) from 12,000,000 to 15,000,000.

     3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 19, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open following the record date.

                                          By Order of the Board of Directors,

                                          /s/ T. Jack Risenhover, II
                                          T. Jack Risenhoover, II, Secretary

Boca Raton, Florida
April 2, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              ECLIPSYS CORPORATION
                             1750 CLINT MOORE ROAD
                           BOCA RATON, FLORIDA 33487

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON WEDNESDAY, MAY 8, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Eclipsys Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 8, 2002 (the "Annual Meeting") and at any adjournment of that meeting. All executed proxies will be voted in accordance with the stockholders' instructions. If no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     On March 19, 2002, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 44,521,403 shares of Voting Common Stock ("Voting Common Stock") of the Company (constituting all of the voting stock of the Company). Holders of Voting Common Stock are entitled to one vote per share.

     The Company's Annual Report for the year ended December 31, 2001 is being mailed to stockholders, along with these proxy materials, on or about April 8, 2002.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS INCLUDED IN THE COMPANY'S ANNUAL REPORT.

VOTES REQUIRED

     The holders of a majority of the shares of Voting Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Voting Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the matter is required for the election of directors. The affirmative vote of a majority of the shares of Voting Common Stock voting on the matter is required (i) to approve the amendment and restatement of the 2000 Stock Incentive Plan, the 1999 Stock Incentive Plan, the Amended and Restated 1998 Employee Stock Purchase Plan, and the 1998 Stock Incentive Plan; and (ii) to ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the current year.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters (such as the election of directors, the amendments to the stock plans and the ratification of the selection of the auditors) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Company's Voting Common Stock as of March 19, 2002 by (i) each person or entity who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee for director; (iii) by each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and (iv) by all directors and executive officers as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity. The Company has no outstanding shares of Non-Voting Common Stock.

     Except as set forth herein, the business address of the named beneficial owner is c/o Eclipsys Corporation, 1750 Clint Moore Road, Boca Raton, Florida 33487.

                                                                NUMBER OF SHARES         PERCENTAGE
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)       OWNED(%)
            ------------------------------------              ---------------------   ----------------
General Atlantic Partners, LLC(2)...........................        7,744,556               17.4%
  c/o General Atlantic Service Corporation
  3 Pickwick Plaza
  Greenwich, CT 06830
FMR Corp.(3)................................................        4,045,000                9.1
Harvey J. Wilson(4).........................................          775,672                1.7
James E. Hall(5)............................................          390,834                  *
John T. Patton, Jr.(6)......................................          277,631                  *
Robert J. Colletti(7).......................................          108,511                  *
T. Jack Risenhoover, II(8)..................................          133,218                  *
Steven A. Denning(9)........................................        7,770,722               17.5
G. Fred DiBona, Jr.(10).....................................           57,832                  *
Eugene V. Fife(11)..........................................           57,832                  *
Braden R. Kelly(12).........................................        7,754,279               17.4
Jay B. Pieper(13)...........................................          834,456                1.9
All executive officers and directors as a group (10
  persons)(14)..............................................       10,416,431               22.6

-------------------------
  *  Less than 1%

 (1) The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 19, 2002 through the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

 (2) Consists of 788,687 shares owned by General Atlantic Partners 74, L.P. ("GAP 74"), 403,883 shares owned by General Atlantic Partners 48, L.P. ("GAP 48"), 504,674 shares owned by General Atlantic Partners 47, L.P. ("GAP 47"), 3,708,594 shares owned by General Atlantic Partners 38, L.P. ("GAP 38"), 1,052,661 shares owned by General Atlantic Partners 28, L.P. ("GAP 28"), 60,000 shares owned by GapStar, LLC ("GapStar"), 1,114,744 shares owned by GAP Coinvestment Partners, L.P. ("GAPCO") and 111,313 shares owned by GAP Coinvestment Partners II, L.P. ("GAPCO II"). General Atlantic Partners, LLC ("GAP LLC") is the general partner of GAP 74, GAP 48, GAP 47, GAP 38 and GAP 28. GAP LLC is also the managing member of GapStar. The managing members of GAP LLC (other than Mr. Klaus Esser) are also the general partners of GAPCO and GAPCO II. Each of Steven A. Denning and Braden R. Kelly is a managing member of GAP LLC and a general partner of GAPCO and GAPCO II. Messrs. Denning and Kelly disclaim beneficial ownership of such shares and their inclusion herein shall not be deemed an admission of beneficial ownership.

 (3) Consists of (i) 3,927,300 shares owned by Fidelity Management & Research Company; and (ii) 117,700 shares owned by Fidelity Management Trust Company, each of which entity is a direct or indirect wholly-owned subsidiary of FMR Corp. This information was derived from FMR Corp.'s Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002.

 (4) Consists of (i) 524,998 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002; and (ii) 250,674 shares held by an irrevocable trust for the benefit of Mr. Wilson and members of his family (the "Trust"). The sole trustee of the Trust is an independent individual not affiliated with Mr. Wilson.

 (5) Consists of 390,834 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

 (6) Includes 273,005 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

 (7) Consists of 108,511 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

 (8) Consists of 133,218 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

 (9) Includes 26,166 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002, plus the sum of 7,744,556 shares of common stock described in footnote (2) above, as Mr. Denning is a principal of the entities listed in footnote (2).

(10) Includes 26,166 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

(11) Includes 42,832 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002.

(12) Includes 9,723 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002, plus the sum of 7,744,556 shares of common stock described in footnote (2) above, as Mr. Kelly is a principal of the entities listed in footnote (2).

(13) Includes 26,166 shares issuable upon the exercise of stock options which are exercisable within 60 days of March 19, 2002. Also includes 808,290 shares held by Partners HealthCare System, Inc. ("Partners"). Mr. Pieper is a Vice President of Partners. Mr. Pieper disclaims beneficial ownership of the shares held by Partners and their inclusion herein shall not be deemed an admission of beneficial ownership.

(14) See notes (2) and (4) through (13) above.

                             ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors is classified into three classes (designated Class I directors, Class II directors and Class III directors), with members of each class holding office for staggered three-year terms. There are currently two Class I directors, whose terms expire at the Annual Meeting, two Class II directors, whose terms expire at the 2003 Annual Meeting of Stockholders, and two Class III directors, whose terms expire at the 2004 Annual Meeting of Stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal.

     The persons named in the enclosed proxy will vote to elect as Class I directors the two nominees named below, both of whom are presently Class I directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. Each Class I director will be elected to hold office until the 2005 Annual Meeting of Stockholders, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     William E. Ford, a Class I director, resigned from the Board of Directors, effective February 16, 2001. The Board of Directors unanimously appointed Braden
R. Kelly to serve as a member of the Board of Directors for the remainder of Mr. Ford's unexpired term as a Class I director. Mr. Kelly is now seeking election as a Class I director for a new three-year period.

     Set forth below, for each incumbent and nominee, are his name and age, his positions with the Company, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company:

NOMINEES FOR CLASS I DIRECTORS

     EUGENE V. FIFE is 61 years old and has served on the Board of Directors since May 1997. Since September 1999, Mr. Fife has served as the founding principal of Vawter Capital, LLC, a private investment firm based in Charlottesville, Virginia. From September 1997 to December 1999, Mr. Fife served as the co-chairman and chief executive officer of Illuminis, Inc. (formerly known as Multimedia Medical Systems, Inc.), a medical information systems company. Mr. Fife was formerly a general partner in Goldman Sachs & Co., where he served as a member of its Management Committee and as chairman of Goldman Sachs International. He retired from Goldman Sachs & Co. in 1995, but continues to serve as a Senior Director of the firm.

     BRADEN R. KELLY is 31 years old and has served on the Board of Directors since February 16, 2001. Mr. Kelly is a managing member of General Atlantic Partners, LLC, a private equity investment firm focused exclusively on information technology and communications investments on a global basis, and has been with General Atlantic since 1995. Mr. Kelly is a director of Predictive Systems, Inc., a network consulting company focused on the design, performance, management and security of complex computing networks; Tickets.com, Inc., a provider of automated ticketing solutions for the performing arts, professional sports, and live entertainment industries; and HEALTHvision, Inc., a private company that provides comprehensive Internet solutions to the healthcare industry.

INCUMBENT CLASS II DIRECTORS

     JAY B. PIEPER is 58 years old and has served on the Board of Directors since May 1996. Since May 1995, Mr. Pieper has served as Vice President of Corporate Development and Treasury Affairs for Partners HealthCare System, Inc., the parent of Brigham and Women's Hospital, Inc. and Massachusetts General Hospital.

     STEVEN A. DENNING is 53 years old and has served on the Board of Directors since March 1997. Mr. Denning is a managing member of General Atlantic Partners, LLC, and has been with General Atlantic Partners, LLC since 1980. Mr. Denning is also a director of EXE Technologies, Inc., a supply chain execution software company; Manugistics Group, Inc., a supply chain management software company; Exult, Inc., an Internet-enabled human resources outsourcing company; and several private information technology companies.

INCUMBENT CLASS III DIRECTORS

     HARVEY J. WILSON, the Company's founder, is 63 years old. He served as President, Chief Executive Officer and Chairman of the Board of Directors from the founding of the Company in December 1995 until February 1999, and continues to serve as Chief Executive Officer and Chairman of the Board of Directors. From January 1984 to December 1995, Mr. Wilson invested privately in software and technology companies. Mr. Wilson was a co-founder of Shared Medical Systems Corporation, a healthcare information systems provider. Mr. Wilson is Co-Chairman of HEALTHvision, Inc.

     G. FRED DIBONA is 51 years old and has served on the Board of Directors since May 1996. Since 1990, Mr. DiBona has been the President and Chief Executive Officer of Independence Blue Cross and its subsidiaries. Mr. DiBona is also a director of Magellan Health Services, Inc., a specialized managed healthcare company; Exelon Corporation, a public energy holding company; Philadelphia Suburban Corporation, a water utility company; and Tasty Baking Company, a packaged foods company.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors has an Executive Development and Compensation Committee currently composed of Messrs. Denning (Chairman), DiBona and Fife. This Committee makes recommendations concerning salaries and incentive compensation for executive officers and administers and grants stock options and awards pursuant to the Company's stock option plans. The Executive Development and Compensation Committee met four times during 2001.

     The Board of Directors also has an Audit Committee, currently composed of Messrs. Pieper (Chairman), Fife and Kelly, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met five times during 2001.

     The Board of Directors met five times during 2001. During 2001, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which the director then served.

DIRECTOR COMPENSATION

     Directors are reimbursed for any expenses incurred in connection with attendance at meetings of the Board Directors or any committee of the Board of Directors, but are not otherwise compensated for such service. On April 8, 1998, the non-employee directors (including Messrs. Denning, DiBona, Fife, and Pieper) were each granted a non-qualified stock option to purchase 13,333 shares of Voting Common Stock at a purchase price of $13.50 per share under the Company's 1998 Stock Incentive Plan. These options vest annually over a four-year period. In addition, in July 2000, Messrs. DiBona, Fife, Pieper and Denning were each granted a non-qualified stock option to purchase 21,000 shares of Voting Common Stock at a purchase price of $8.25 per share under the Company's 2000 Stock Incentive Plan. These options vest annually over a three-year period. In addition, on February 23, 2001, following his appointment to the Board of Directors, Mr. Braden Kelly was granted a non-qualified stock option to purchase 25,000 shares of Voting Common Stock at a purchase price of $19.68 per share under the Company's 2000 Stock Incentive Plan. This option vests annually over a three-year period.

EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION

     The following table sets forth the total compensation paid or accrued for the last three years for the Company's Chief Executive Officer and its four other executive officers (together, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                            ANNUAL COMPENSATION        SECURITIES
                                         --------------------------    UNDERLYING       ALL OTHER
      NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS      OPTIONS(1)    COMPENSATION(2)
      ---------------------------        ----   --------   --------   ------------   ---------------
Harvey J. Wilson.......................  1999   $200,000         --     100,000         $  1,485
  Chairman of the Board and              2000    309,615   $150,000     750,000            4,419
  Chief Executive Officer                2001    368,269    150,000          --            3,063

James E. Hall..........................  1999    242,308         --     110,000            3,850
  President                              2000    329,808    120,000     300,000          155,390(3)
                                         2001    368,269     75,000          --           21,713(3)

John Patton............................  1999    272,000         --     130,000              639
  Executive Vice President and Chief     2000    254,808     85,000     275,000            2,952
  Operating Officer                      2001    311,538    100,000     100,000            2,039

Robert J. Colletti.....................  1999    126,500         --      51,334              125
  Senior Vice President, Chief
     Financial                           2000    160,981     24,000      80,000            1,710
  Officer and Treasurer                  2001    208,750    100,000     100,000            1,167

T. Jack Risenhoover, II................  1999    134,616         --      53,334           56,385(4)
  Senior Vice President and Secretary    2000    147,308     39,000     140,000            1,491
                                         2001    168,269    161,000          --            1,005

-------------------------
(1) Represents the number of shares covered by options to purchase shares of Voting Common Stock granted during the applicable year.

(2) Represents Company contributions to group term life insurance policies, contributions on the Named Executive Officer's behalf to the Company's 401(k) Plan in 2000 and 2001, and with respect to Messrs. Hall and Risenhoover, reimbursed relocation expenses as described below.

(3) Includes $150,000 and $17,552 in reimbursed relocation expenses for 2000 and 2001, respectively.

(4) Includes $56,299 in reimbursed relocation expenses.

  STOCK OPTION GRANTS

     The following table sets forth grants of stock options to each of the Named Executive Officers during the year ended December 31, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                        ------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                            PERCENT OF                                   AT ASSUMED ANNUAL RATES
                           NUMBER OF       TOTAL OPTIONS                               OF STOCK PRICE APPRECIATION
                          SECURITIES        GRANTED TO      EXERCISE OR                    FOR OPTION TERM(2)
                          UNDERLYING       EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------------
         NAME           OPTIONS GRANTED   FISCAL YEAR(1)     PER SHARE       DATE          5%             10%
         ----           ---------------   ---------------   -----------   ----------   -----------   -------------
Harvey J. Wilson......           --              --               --            --            --              --
James E. Hall.........           --              --               --            --            --              --
John T. Patton,                               8.36%           $15.63
  Jr.(3)..............      100,000                                        3/14/11      $982,647      $2,490,223
Robert J.                                      8.36            13.20
  Colletti(4).........      100,000                                        9/27/11       830,141       2,103,740
T. Jack Risenhoover,                             --               --
  II..................           --                                             --            --              --

-------------------------
(1) Total option grants for 2001 equaled 1,196,284.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compound rates of appreciation (5% and 10%) on the market value of the Voting Common Stock on the date of option grant over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Voting Common Stock holdings are dependent on the timing of such exercises and the future performance of the Voting Common Stock. The rates of appreciation in this table are assumptions only and may not be achieved, and the amounts reflected may not be received by the individuals.

(3) Mr. Patton's options vest over three- and four-year periods.

(4) Mr. Colletti's options vest over a four-year period.

  OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth certain information concerning option exercises by the Named Executive Officers in 2001 and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2001.

          AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SHARES
                                                                  UNDERLYING               VALUE OF UNEXERCISED
                               NUMBER OF                    UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                SHARES                          FISCAL YEAR END            AT FISCAL YEAR END(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Harvey J. Wilson............         --             --      420,831        395,835      $3,127,068     $3,364,598
James E. Hall...............     73,334     $1,112,610      258,333        155,000       1,248,673      1,403,349
John T. Patton, Jr. ........    104,082      1,164,275      106,951        323,967         757,338      1,786,576
Robert J. Colletti..........     16,000        296,564       73,668        170,332         322,762        783,073
T. Jack Risenhoover, II.....     40,445        709,501       54,578        105,775         180,993        777,972

-------------------------
(1) Represents the difference between the exercise prices and the fair market value per share of the Voting Common Stock at the date of exercise. The fair market value was the sale price of the Voting Common Stock at the time of exercise as reported on the Nasdaq National Market.

(2) Represents the difference between the exercise price and the last sale price of the Voting Common Stock as reported on the Nasdaq National Market on December 31, 2001 ($16.75).

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     The Company has a license agreement with Partners HealthCare System, Inc. ("Partners"). Partners was not affiliated with the Company at the time of negotiation of the license. Jay Pieper, a director of the Company, is Vice President of Corporate Development and Treasury Affairs for Partners. Under the terms of this license, the Company may develop, commercialize, distribute and support certain technology and license it, as well as sell related services, to other healthcare providers and hospitals throughout the world (with the exception of the Boston, Massachusetts metropolitan area). Prior to the Company's initial public offering, no sales of products incorporating the licensed technology were made and, consequently, no royalties were paid by the Company pursuant to the license with Partners. The royalty arrangement under the license terminated upon the Company's initial public offering. After the Company's initial public offering, the Company sold products incorporating the licensed technology. The Company is obligated to offer to Partners and certain of its affiliates a license for internal use, granted on most favored customer terms, to all new software applications developed by the Company, whether or not derived from the licensed technology, and major architectural changes to the licensed technology. Partners and certain of its affiliates are also entitled to receive internal use licenses, also granted on most favored customer terms, for any changes to any module or application included in the licensed technology requiring at least one person-year of technical effort. Additionally, as part of the agreement, the Company has provided development services to Partners related to commercializing the intellectual property. Fees paid to the Company for these development services totaled $976,000, $274,000 and $0 for the years ended December 31, 1999, December 31, 2000 and December 31, 2001 respectively. In 2001, Partners entered into a contract with the Company for the license of a new software application and related professional services. This new software application consisted of an upgrade to an existing software application that Partners had licensed from Transition Systems, Inc. ("Transition"), an entity that was acquired by the Company in December 1998. Under this new contract, Partners paid the Company $953,921 in 2001. As of December 31, 2001, Partners owed the Company the sum of $203,515 related to this new contract. Partners was not affiliated with the Company at the time of the negotiation of the Partners license from Transition.

     During 2001, the Company chartered an airplane for corporate purposes from an aircraft charter company. The Company was charged $845,662 by the charter company during 2001. One of the aircraft provided for use by the Company was leased by the charter company from RMSC of West Palm Beach, a company that is wholly owned by Harvey J. Wilson, the Company's Chairman and Chief Executive Officer. In connection with these charters, RMSC invoiced the charter company a total of $525,207 in

2001. Mr. Wilson has no ownership interest in the charter company. As of December 31, 2001, the Company owed $26,799 to the charter company, for amounts that were not yet due and payable. The Company believes that the terms of the charters were at least as favorable as those that could have been negotiated with unaffiliated third parties.

     During July 1999, the Company invested in HEALTHvision, Inc. ("HEALTHvision"), a Dallas-based, privately held Internet healthcare company, in conjunction with VHA, Inc. and entities affiliated with General Atlantic Partners, LLC. The Company purchased 3,400,000 shares of HEALTHvision common stock, $.01 par value per share, for $34,000, which represented approximately 34% of the then outstanding capital stock of HEALTHvision. In July 1999, Harvey
J. Wilson, the Company's Chairman and Chief Executive Officer, purchased 45,000 shares of HEALTHvision Series A Convertible Participating Preferred Stock, $.01 par value per share, and warrants to purchase 22,500 shares of HEALTHvision Series B Convertible Preferred Stock, $.01 par value per share, for $450,000, which represented approximately 0.45% of the then outstanding capital stock of HEALTHvision. Since July 1999, Mr. Wilson has served as the Co-Chairman of the Board of Directors of HEALTHvision. Also in July 1999, entities affiliated with General Atlantic Partners, LLC purchased 2,000,000 shares of HEALTHvision Series A Convertible Participating Preferred Stock and warrants to purchase 1,000,000 shares of HEALTHvision Series B Convertible Preferred Stock for $20,000,000, which represented approximately 20% of the outstanding capital stock of HEALTHvision. Braden R. Kelly and Steven A. Denning, each a member of the Company's Board of Directors, are affiliated with General Atlantic Partners, LLC. During 2001, pursuant to licensing, outsourcing and service agreements between the Company and HEALTHvision, the Company earned revenues of $2,553,000 primarily related to remote hosting and technology related services under these arrangements. As of December 31, 2001, the Company had accounts receivable due of $1,049,000 from HEALTHvision under such arrangements.

     During 2001, the Company loaned Mr. Hall an aggregate of $165,000 at an annual interest rate of 5%. Mr. Hall has repaid the entire indebtedness.

     Eclipsys has adopted a policy that all transactions between it and its executive officers, directors and affiliates must (i) be on terms no less favorable to Eclipsys than could be obtained from unaffiliated third parties; and (ii) be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board of Directors.

                EXECUTIVE DEVELOPMENT AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     This report addresses the compensation policies of the Company applicable to its executive officers during 2001. The Company's executive compensation program is administered by the Executive Development and Compensation Committee of the Board of Directors (the "Committee"), which is composed of three non-employee directors. The Committee is responsible for determining the compensation package of each executive officer, including the Chief Executive Officer.

OVERVIEW AND PHILOSOPHY

     The Company's executive compensation program is designed to promote the following objectives:

     - To provide competitive compensation that will help attract, retain and reward highly qualified executives who contribute to the long-term success of the Company.

     - To align management's interests with the success of the Company by placing a portion of the executive's compensation at risk in relation to the Company's performance.

     - To align management's interests with stockholders by including long-term equity incentives.

     The Committee believes that the Company's executive compensation program provides an overall level of compensation that is competitive within its industry and among companies of comparable size and complexity. To ensure that compensation is competitive, the Company regularly compares its compensation practices with those of other similar companies and sets its compensation guidelines based on this review. The Committee also seeks to achieve an appropriate balance of the compensation paid to a particular individual and the compensation paid to other executives and attempts to maintain an appropriate mix of salary and incentive compensation. While compensation data are useful guides for comparative purposes, the Committee believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance.

EXECUTIVE COMPENSATION PROGRAM

     The Company's executive compensation program consists of base salary, annual incentive compensation in the form of cash bonuses and long-term equity incentives in the form of stock options. Executive officers also are eligible to participate in certain benefit programs which are generally available to all employees of the Company, such as life insurance benefits and the Company's Employee Stock Purchase Plan and 401(k) savings plan.

     BASE SALARY

     At the beginning of each year, the Committee establishes an annual salary plan for the Company's executive officers based on recommendations made by the Company's Chief Executive Officer. The Committee attempts to set base salary compensation within the range of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success. In setting the annual cash compensation for the Company's executive officers, the Committee reviews compensation for comparable positions by reviewing compensation data available in a number of publicly available surveys and databases. All of the companies in the Peer Group (as defined below) are included, along with other companies, in the compensation data reviewed. In addition to external market data, salary determinations depend both upon the Company's financial performance and upon the individual's performance as measured by certain subjective non-financial objectives. These non-financial objectives include the individual's contribution to the Company as a whole, including his or her ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success.

     ANNUAL INCENTIVE COMPENSATION

     The Company's bonus program is designed to provide its key employees with cash incentives to achieve the Company's financial goals. At the beginning of each year, the Committee establishes target annual bonuses for each executive officer, which the executive will receive if the Company achieves its targeted financial objectives for the year. Cash bonuses are then paid annually based upon the Company's attainment of these targeted financial objectives for the year. During 2001, annual cash bonus targets for the Named Executive Officers, including Mr. Wilson, were between 20% and 96% of base salary.

     LONG-TERM EQUITY INCENTIVES

     The Company's stock option program is designed to promote the identity of long-term interests between the Company's employees and its stockholders and to assist in the retention of executives. The size of option grants is generally intended by the Committee to reflect the executive's position with the Company and his or her contributions to the Company. Stock options generally vest over a three to five year period in order to encourage key employees to continue in the employ of the Company. In 2001, all stock options were granted at an option price equal to the fair market value of the Company's Voting Common Stock on the date of the grant.

     BENEFITS

     The Company's executive officers are entitled to receive medical and life insurance benefits and to participate in the Company's 401(k) retirement savings plan on the same basis as other full-time employees of the Company. The Company's 2001 Employee Stock Purchase Plan, which is available to virtually all employees including executive officers, allows participants to purchase shares at a discount of 15% from the fair market value at the beginning or end of the applicable purchase period.

     The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed the lesser of 10% of salary, or the sum of $50,000 and bonus, for 2001 for any of the Named Executive Officers.

SUMMARY OF COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In 2001, Mr. Wilson, the Company's Chief Executive Officer, received payments in base salary of $368,269. Mr. Wilson's base compensation was set by the Compensation Committee based on several factors, including (i) the base compensation of persons with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success; (ii) the financial performance of the Company, as measured by specific objectives for the year; and (iii) Mr. Wilson's performance, as measured by certain subjective performance criteria for the year. Mr. Wilson's target bonus of 50% of his base salary was based on targeted growth in earnings, revenue and market development and improvement in customer satisfaction and the product development cycle. Based on these measurements, the Compensation Committee awarded Mr. Wilson an actual bonus of $150,000. Mr. Wilson did not receive any options to purchase shares of the Company's Voting Common Stock.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's chief executive officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, the Company structures and administers its stock option plans in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company's stock plans will be treated as qualified performance-based compensation under
Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                          EXECUTIVE DEVELOPMENT AND
                                          COMPENSATION COMMITTEE

                                          Steven A. Denning
                                          G. Fred DiBona
                                          Eugene V. Fife

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Denning, DiBona and Fife served during 2001 as members of the Executive Development and Compensation Committee. None of Messrs. Denning, DiBona or Fife was at any time during 2001, or at any other time, an officer or employee of the Company. No interlocking relationships exist between the Board of Directors or the Executive Development and Compensation Committee and the board of directors or compensation committee of any other company; nor has any interlocking relationship existed in the past. See "Certain Relationships and Transactions" for a description of certain relationships and transactions between the Company and affiliates of Mr. Wilson.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved on June 14, 2000. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market. The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Pricewaterhouse-Coopers LLP, the Company's independent auditors.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                          BY THE AUDIT COMMITTEE OF THE BOARD OF
                                          DIRECTORS OF ECLIPSYS CORPORATION.

                                             Jay B. Pieper
                                             Eugene V. Fife
                                             Braden R. Kelly

COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Voting Common Stock of the Company from August 7, 1998 (the first trading date following the Company's initial public offering) to December 31, 2001 with the cumulative total return of (i) U.S. companies traded on the Nasdaq Stock Market (the "Nasdaq Index"); and (ii) an index of four similar publicly traded companies (the "Peer Group"). The Peer Group is composed of McKesson HBOC, Cerner Corporation, Quadramed Corporation and IDX Systems Corporation. Sunquest Information Systems, Inc. was acquired by Misys Healthcare Systems, Inc. in July 2001 and is no longer part of the Peer Group. This graph assumes the investment of $100.00 on August 7, 1998 in the Company's Voting Common Stock, the Nasdaq Index and the Peer Group, and assumes that any dividends are reinvested.

                 COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN
                          AMONG ECLIPSYS CORPORATION,
              THE NASDAQ STOCK MARKET (U.S.) INDEX AND PEER GROUP
[COMPARSION CHART]

                                                                                                           NASDAQ STOCK MARKET
                                                  ECLIPSYS CORPORATION             PEER GROUP                    (U.S.)
                                                  --------------------             ----------              -------------------
8/7/98                                                   100.00                      100.00                      100.00
12/31/98                                                 171.85                       96.27                      120.19
12/31/99                                                 151.85                       36.41                      223.35
12/31/00                                                 145.19                       56.24                      134.34
12/31/01                                                  99.26                       58.43                      106.60

                                          ECLIPSYS CORPORATION   PEER GROUP      NASDAQ STOCK MARKET
                                          --------------------   ----------   --------------------------
   8/7/98...............................        $100.00           $100.00              $100.00
 12/31/98...............................         171.85             96.27               120.19
 12/31/99...............................         151.85             36.41               223.35
 12/31/00...............................         145.19             56.24               134.34
 12/31/01...............................          99.26             58.43               106.60

                APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
           2000 STOCK INCENTIVE PLAN, THE 1999 STOCK INCENTIVE PLAN,
                     THE 1998 STOCK INCENTIVE PLAN AND THE
             AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN

     On March 29, 2002, the Board of Directors approved, subject to stockholder approval, the amendment and restatement of the 2000 Stock Incentive Plan (as amended and restated, the "Amended and Restated 2000 Plan"), 1999 Stock Incentive Plan (as amended and restated, the "Amended and Restated 1999 Plan"), the 1998 Stock Incentive Plan (as amended and restated, the "Amended and Restated 1998 Plan") and the Amended and Restated 1998 Employee Stock Purchase Plan (as amended and restated, the "Second Amended and Restated Purchase Plan") to reflect the increase from 12,000,000 to 15,000,000 in the total number of shares of Voting Common Stock available for issuance in the aggregate under all of the Company's stock plans (including the Amended and Restated 2000 Plan, the Amended and Restated 1999 Plan, the Second Amended and Restated Purchase Plan, the Amended and Restated 1998 Plan, and the 1996 Stock Plan (the "1996 Plan")). The Board of Directors has previously determined that no further options or awards may be granted under the 1996 Plan, the 1998 Stock Incentive Plan or the 1999 Stock Incentive Plan. The proposed amendments of the 1998 Stock Incentive Plan and the 1999 Stock Incentive Plan are intended to ensure that existing options under such plans remain valid.

SUMMARY OF THE AMENDED AND RESTATED 2000 PLAN

     The following is a brief summary of the material terms of the Amended and Restated 2000 Plan. This summary is qualified in its entirety by reference to the Amended and Restated 2000 Plan, a copy of which may be obtained from the Company's Secretary.

  DESCRIPTION OF AWARDS

     The Amended and Restated 2000 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Voting Common Stock and the grant of stock appreciation rights (collectively "Awards").

     INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS. Optionees receive the right to purchase a specified number of shares of Voting Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair-market value of the Voting Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Voting Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company and its subsidiaries). Options may not be granted for a term in excess of ten years (five years in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of the Company and its subsidiaries). The Amended and Restated 2000 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Voting Common Stock, or by any other lawful means.

     RESTRICTED STOCK AWARDS. Restricted stock awards entitle recipients to acquire shares of Voting Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     OTHER STOCK-BASED AWARDS. Under the Amended and Restated 2000 Plan, the Board has the right to grant other Awards based upon the Voting Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Voting Common Stock and the grant of stock appreciation rights.

  ELIGIBILITY TO RECEIVE AWARDS

     Officers, employees, directors, consultants and advisors of the Company and its subsidiaries (and individuals who have accepted an offer of employment) are eligible to be granted Awards under the Amended and Restated 2000 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which an Award may be granted to any participant under the Amended and Restated 2000 Plan may not exceed 2,000,000 shares per calendar year. As of March 19, 2002, approximately 1,400 persons were eligible to receive Awards under the Amended and Restated 2000 Plan, including the Company's five executive officers and five non-employee directors. The granting of Awards under the Amended and Restated 2000 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

  ADMINISTRATION

     The Amended and Restated 2000 Plan is administered by the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended and Restated 2000 Plan and to interpret the provisions of the Amended and Restated 2000 Plan. Pursuant to the terms of the Amended and Restated 2000 Plan, the Board of Directors may delegate authority under the Amended and Restated 2000 Plan to one or more committees of the Board. The Board has authorized the Executive Development and Compensation Committee to administer certain aspects of the Amended and Restated 2000 Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the Amended and Restated 2000 Plan, the Board of Directors, the Committee, or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Voting Common Stock covered by options and the dates upon which such options become exercisable; (ii) the exercise price of options; (iii) the duration of options; and (iv) the number of shares of Voting Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

     The Board of Directors is required to make appropriate adjustments in connection with the Amended and Restated 2000 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In the event of a merger or other acquisition event, the Board of Directors shall provide that all outstanding options or other stock-based Awards under the Amended and Restated 2000 Plan be assumed or substituted for by the acquirer. If any of these events constitutes a Change in Control Event (as defined in the Amended and Restated 2000 Plan), and within one year after the Change in Control Event, the participant's employment is terminated, then the assumed or substituted options or other stock-based Awards will be immediately exercisable in full, or free from restrictions, as the case may be. In the event of a liquidation or dissolution, all outstanding options will become immediately exercisable ten days prior to such event and will terminate upon the occurrence of such event. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Voting Common Stock covered by such Award will again be available for grant under the Amended and Restated 2000 Plan subject, however, in the case of incentive stock options to any limitations under the Code.

  AMENDMENT OR TERMINATION

     No Award may be made under the Amended and Restated 2000 Plan after May 21, 2010, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the Amended and Restated 2000 Plan, except that no Award intended to comply with Section 162(m) of the Code shall become exercisable, realizable or vested after the date of such amendment unless and until such amendment shall have been approved by the Company's stockholders.

  FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended and Restated 2000 Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercises the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

SUMMARY OF THE AMENDED AND RESTATED 1999 PLAN

     The terms of the Amended and Restated 1999 Plan are substantially identical to the terms of the Amended and Restated 2000 Plan as described above, except that under the Amended and Restated 1999 Plan, upon the occurrence of an Acquisition Event (as defined in the Amended and Restated 1999 Plan) which constitutes a Change in Control Event (as defined in the Amended and Restated 1999 Plan), all assumed or substituted options will be immediately exercisable in full, regardless of whether the optionee is terminated following the Change in Control Event. The tax consequences of the Awards under the Amended and Restated 1999 Plan are similar to those of the Amended and Restated 2000 Plan. This summary is qualified in its entirety by reference to the Amended and Restated 1999 Plan, a copy of which may be obtained from the Secretary of the Company.

SUMMARY OF THE AMENDED AND RESTATED 1998 PLAN

     The terms of the Amended and Restated 1998 Plan are substantially identical to the terms of the Amended and Restated 2000 Plan as described above, except that under the Amended and Restated 1998 Plan, upon the occurrence of an Acquisition Event (as defined in the Amended and Restated 1998 Plan) which constitutes a Change in Control Event (as defined in the Amended and Restated 1998 Plan), all assumed or substituted options will be immediately exercisable in full, regardless of whether the optionee is terminated following the Change in Control Event. The tax consequences of the Awards under the Amended and Restated 1998 Plan are similar to those of the Amended and Restated 2000 Plan. This summary is qualified in its entirety by reference to the Amended and Restated 1998 Plan, a copy of which may be obtained from the Secretary of the Company.

SUMMARY OF THE SECOND AMENDED AND RESTATED PURCHASE PLAN

     The following is a brief summary of the material terms of the Second Amended and Restated Purchase Plan. This summary is qualified in its entirety by reference to the Purchase Plan, a copy of which may be obtained from the Secretary of the Company.

  GENERAL

     The Second Amended and Restated Purchase Plan provides eligible employees with the opportunity to purchase shares of the Company's Voting Common Stock at a discounted price.

  ELIGIBILITY

     Each employee of the Company and its eligible subsidiaries, including any director who is also an employee, is eligible to participate in the Second Amended and Restated Purchase Plan, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date;
(ii) is regularly employed by the Company or any eligible subsidiary for more than 20 hours per week; and (iii) has been employed by the Company or any eligible subsidiary for at least three months prior to enrolling in the Second Amended and Restated Purchase Plan.

  OFFERINGS

     The Second Amended and Restated Purchase Plan is implemented through a series of offerings, each of which is three months in length. Participants in an offering purchase shares with funds set aside through payroll withholding. An employee may elect to have a percentage from 1% to up to 15% withheld from his or her pay for purposes of purchasing shares under the Second Amended and Restated Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased.

  PURCHASE PRICE

     The price at which shares may be purchased during each offering is the lower of (i) 85% of the closing price of the Voting Common Stock as reported on the Nasdaq National Market on the date that the offering commences; or (ii) 85% of the closing price of the Voting Common Stock as reported on the Nasdaq National Market on the date that the offering terminates.

  NUMBER OF SHARES; ADJUSTMENTS

     Currently, an aggregate of 12,000,000 shares of Voting Common Stock may be issued pursuant to the Second Amended and Restated Purchase Plan, less shares issued or subject to outstanding options under the Amended and Restated 2000 Plan, the Amended and Restated 1999 Plan, the Amended and Restated 1998 Plan and the 1996 Plan. If the proposed amendment is approved at the Annual Meeting, the maximum number of shares issuable under the Second Amended and Restated Purchase Plan will increase to 15,000,000 shares, less shares issued or subject to outstanding options under the Amended and Restated 2000 Plan, the Amended and Restated 1999 Plan, the Amended and Restated 1998 Plan and the 1996 Plan. The Second Amended and Restated Purchase Plan contains provisions relating to adjustments to be made under the Second Amended and Restated Purchase Plan in the event of stock splits and other similar events and certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

  ADMINISTRATION

     The Second Amended and Restated Purchase Plan is administered by the Board of Directors of the Company, which has the authority to make rules and regulations for the administration of the Second Amended and Restated Purchase Plan. Pursuant to the terms of the Second Amended and Restated Purchase Plan, the Board of Directors may delegate authority under the Second Amended and Restated Purchase Plan to a committee of the Board.

  AMENDMENT OR TERMINATION

     The Board of Directors may at any time terminate or amend the Second Amended and Restated Purchase Plan, provided that no amendment may be made without prior approval of the stockholders of the Company if such approval is required by Section 423 of the Code, and in no event may any amendment be made which would cause the Second Amended and Restated Purchase Plan to fail to comply with Section 423 of the Code.

  FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States Federal income tax consequences that will arise with respect to participation in the Second Amended and Restated Purchase Plan and with respect to the sale of common stock acquired under the Second Amended and Restated Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Tax Consequences to Participants. A participant will not have income upon enrolling in the Second Amended and Restated Purchase Plan or upon purchasing stock at the end of an offering.

     A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the Second Amended and Restated Purchase Plan at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

     - 15% of the value of the stock on the day the offering commenced; and

     - the participant's profit.

Any excess profit will be long-term capital gain.

     If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     If the participant sells the stock at a loss (if sales proceeds are less than the purchase price), then the loss will be a capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

BOARD RECOMMENDATION

     The Board of Directors believes that the approval of the amendment and restatement of the 2000 Stock Incentive Plan, the 1999 Stock Incentive Plan, the 1998 Stock Incentive Plan and the Amended and Restated 1998 Employee Stock Purchase Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. PricewaterhouseCoopers LLP has served as the Company's independent auditors since the Company's inception. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of PricewaterhouseCoopers LLP.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  AUDIT FEES

     PricewaterhouseCoopers LLP billed the Company an aggregate of $256,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2001, including reimbursed expenses of $25,000.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not bill the company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001, in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

  ALL OTHER FEES

     PricewaterhouseCoopers LLP billed the Company an aggregate of $185,000 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2001.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

     Pursuant to Securities Exchange Act Rule 14a-8(e), proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company at its principal office at 1750 Clint Moore Road, Boca Raton, Florida 33487, not later than December 3, 2002 for inclusion in the proxy statement for that meeting. Under the Company's By-Laws, proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders that do not comply with Rule 14a-8(e) must be received by the Company at its principal office in Boca Raton, Florida no less than 60 days nor more than 90 days prior to the date of that meeting. If public notice of the annual meeting of stockholders of the Company is not given at least 70 days before the meeting date, any stockholder proposal must be received by the Company within 10 days after such public notice. A copy of the Company's By-Laws may be obtained from the Secretary of the Company.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     GAP Coinvestment Partners II, L.P., an affiliate of Mr. Denning and Mr. Kelly, failed to timely report its purchase of 522 shares of the Company's Voting Common Stock in November 2001. The report was filed several days late. The Company is not aware of any other failure by its officers, directors and holders of 10% of the Company's Voting Common Stock to comply in a timely manner during 2001 with Section 16(a) filing requirements.

                                      By Order of the Board of Directors,

                                      /s/ T. Jack Risenhover, II

                                      T. Jack Risenhoover, II, Secretary

April 2, 2002

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A


                              ECLIPSYS CORPORATION

                 AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN


1.      Purpose

The purpose of this 2000 Stock Incentive Plan (the "Plan") of Eclipsys Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.      Eligibility

All of the Company's employees, officers, directors, consultants and advisors ( and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.      Administration, Delegation

        (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.      Stock Available for Awards

        (a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to an aggregate number of shares of Common Stock equal to (i) 15,000,000 less (ii) the sum of (W) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1999 Stock Incentive Plan (the "1999 Plan") , as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1999 Plan, (X) the number of shares as to which options are then outstanding under the Company's Second Amended and Restated 1998 Employee Stock Purchase Plan (the "Purchase Plan") and the number of shares previously sold under the Purchase Plan, (Y) the number of shares as to which options are then outstanding under the Company's 1996 Stock Plan, as amended (the "1996 Plan") and the number of shares previously issued upon the exercise of options granted under the 1996 Plan and the number of shares of restricted or unrestricted stock granted under the 1996 Plan then outstanding and (Z) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1998 Plan. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 2,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code.

5.      Stock Options

        (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

        (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

        (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement; provided, however, that the exercise price of Incentive Stock Options shall not be less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

        (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.

        (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

        (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                (1) in cash or by check, payable to the order of the Company;

                (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                (3) to the extent permitted by the Board and explicitly provided in an option agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by ( or in a ,manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery, or (iii) by payment of such other lawful consideration as the Board may determine; or

               (4)   by any combination of the above permitted forms of payment

6.      Restricted Stock

        (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.      Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.      Adjustments for Changes in Common Stock and Certain Other Events

        (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock, other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-participant limit set forth in Section 4(b), (iii) the number and class of security and exercise price per share subject to each outstanding Option, (iv) the repurchase price per security subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

        (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

        (c)     Acquisition and Change in Control Events

               (1)    Definitions

                     (a)    An "Acquisition Event" shall mean:

                            (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                           (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                     (b)    A "Change in Control Event" shall mean:

                           (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange
                                    Act) more than 30% of either (x) the
                                    then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control
                                    Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition or (D) any acquisition by General Atlantic Partners 28, L.P., General Atlantic Partners 38, L.P., General Atlantic Partners 47, L.P., GAP Coinvestment Partners, L.P. and any other entities controlled by or under common control with any of the foregoing entities, within the meaning of the Exchange Act (each such party is referred to herein as an "Exempt Person");

                           (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                             (iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Exempt Persons, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                     c) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

                     (d) "Cause" shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

               (2)    Effect on Options

                     (a) Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted for, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Acquisition Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the

                            Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                                   Notwithstanding the foregoing, if the
                            acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which
                            (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable) exceeds (B) the aggregate exercise price of such Options.

                     (b) Change in Control Event that is not an Acquisition Event. Following the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

               (3)    Effect on Restricted Stock Awards

                     (a) Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                     (b) Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

               (4)    Effect on Other Awards

                     (a) Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                     (b) Change in Control Event. Following the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good

                            Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                (5) Limitations. Notwithstanding the foregoing provisions of this Section 8(c), if the Change in Control Event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration to be effected by the foregoing provisions of this Section 8(c) would preclude accounting for the Change in Control Event as a "pooling of interests" for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

9.      General Provisions Applicable to Awards

        (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

        (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.      Miscellaneous

        (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

        (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

        (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.



                                             Adopted by the Board of Directors
                                             on May 22, 2000

                                             Approved by the Stockholders on
                                             July 12, 2000

                                             Amended and Restated by the Board
                                             of Directors on March ___, 2002

                                                                      APPENDIX B


                              ECLIPSYS CORPORATION

                 AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN

1.     Purpose

       The purpose of this 1999 Stock Incentive Plan (the "Plan") of Eclipsys Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Eclipsys Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.     Eligibility

       All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.     Administration, Delegation

       (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

       (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

       (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $0.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act." All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.     Stock Available for Awards

       (a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to an aggregate number of shares of Common Stock equal to (i) 15,000,000 less (ii) the sum of (W) the number of shares as to which options are then outstanding under the Company's Second Amended and Restated 1998 Employee Stock Purchase Plan (the "Purchase Plan") and the number of shares previously sold under the Purchase Plan, (X) the number of shares as to which options are then outstanding under the Company's 1996 Stock Plan, as amended (the "1996 Plan") and the number of shares previously issued upon the exercise of options granted under the 1996 Plan and the number of shares of restricted or unrestricted stock granted under the 1996 Plan then outstanding,
(Y) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1998 Plan and (Z) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 2000 Stock Incentive Plan (the "2000 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance under the 2000 Plan pursuant to Section 4(a) thereof. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

       (b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 2,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code.

       (c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-participant limit set forth in Section 4(b), (iii) the number and class of security and exercise price per share subject to each outstanding Option, (iv) the repurchase price per security subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.     Stock Options

       (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

       (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

       (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

       (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

       (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

       (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

              (1)    in cash or by check, payable to the order of the Company;

              (2) except as the Board may otherwise provide in an Option Agreement, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

              (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

              (4)    any combination of the above permitted forms of payment.

6.     Restricted Stock

       (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

       (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.     Other Stock-Based Awards

       The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.     General Provisions Applicable to Awards

       (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

       (b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

       (c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

       (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

       (e)    Acquisition Events Acquisition and Change in Control Events

              (1)    Definitions

                     a.     An "Acquisition Event" shall mean:

                            (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                            (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                     b.     A "Change in Control Event" shall mean:

                            (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either
                                   (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control
                                   Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition or (D) any acquisition by General Atlantic Partners 28, L.P., General Atlantic Partners 38, L.P., General Atlantic Partners 47, L.P., GAP Coinvestment Partners, L.P. and any other entities controlled by or under common control with any of the foregoing entities, within the meaning of the Exchange Act; or

                            (ii) such time as the Continuing Directors (as defined below) constitute a minority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                            (iii) the consummation of a merger, consolidation, reorganization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation, any Exempt Person or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

              (2)    Effect on Options

                     a. Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                                   Notwithstanding the foregoing, if the
                            acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall (x) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                     b. Change in Control Event that is not an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

              (3)    Effect on Restricted Stock Awards

                     a. Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                     b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then-outstanding shall automatically be deemed terminated or satisfied.

              (4)    Effect on Other Awards

                     a. Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                     b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Award or any other agreement between a Participant and the Company, all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.

       (f) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

       (g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

       (h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

       (i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

       (j) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.     Miscellaneous

       (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

       (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

       (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

       (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

       (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                          Adopted by the Board of Directors
                                          on February 23, 1999

                                          Approved by the Stockholders on
                                          April 21, 1999

                                          Amended by the Board of Directors
                                          on May 22, 2000

                                          Approved by the Stockholders on
                                          July 12, 2000

                                          Amended and Restated by the Board
                                          of Directors on March ___, 2002

                                                                      APPENDIX C

                              ECLIPSYS CORPORATION

                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN


1.     Purpose

       The purpose of this 1998 Stock Incentive Plan (the "Plan") of Eclipsys Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Eclipsys Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, a joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.     Eligibility

       All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.     Administration, Delegation

       (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

       (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

       (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $0.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act." All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.     Stock Available for Awards

       (a) Number of Shares. Subject to adjustment under Section 4(c), Awards may be made under the Plan for up to an aggregate number of shares of Common Stock equal to (i) 15,000,000 less (ii) the sum of (W) the number of shares as to which options are then outstanding under the Company's Second Amended and Restated 1998 Employee Stock Purchase Plan (the "Purchase Plan") and the number of shares previously sold under the Purchase Plan, (X) the number of shares as to which options are then outstanding under the Company's 1996 Stock Plan, as amended (the "1996 Plan") and the number of shares previously issued upon the exercise of options granted under the 1996 Plan and the number of shares of restricted or unrestricted stock granted under the 1996 Plan then outstanding,
(Y) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1999 Stock Incentive Plan (the "1999 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1999 Plan and (Z) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 2000 Stock Incentive Plan (the "2000 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance under the 2000 Plan pursuant to Section 4(a) thereof. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

       (b) Per-Participant Limit. Subject to adjustment under Section 4(c), for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 2,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code.

       (c) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-participant limit set forth in Section 4(b), (iii) the number and class of security and exercise price per share subject to each outstanding Option, (iv) the repurchase price per security subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(c) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(c) shall not be applicable.

5.     Stock Options

       (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

       (b) Incentive Stock Options. An Option that the Board intends to be an incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

       (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

       (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

       (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

       (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

              (1)    in cash or by check, payable to the order of the Company;

              (2) except as the Board may otherwise provide in an Option Agreement, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

              (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

              (4)    any combination of the above permitted forms of payment.

6.     Restricted Stock

       (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

       (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.     Other Stock-Based Awards

       The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.     General Provisions Applicable to Awards

       (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

       (b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

       (c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

       (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

       (e)    Acquisition Events Acquisition and Change in Control Events

              (1)    Definitions

                     a.     An "Acquisition Event" shall mean:

                            (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                            (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

                     b.     A "Change in Control Event" shall mean:

                            (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either
                                   (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control
                                   Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition or (D) any acquisition by General Atlantic Partners 28, L.P., General Atlantic Partners 38, L.P., General Atlantic Partners 47, L.P., GAP Coinvestment Partners, L.P. and any other entities controlled by or under common control with any of the foregoing entities, within the meaning of the Exchange Act; or

                            (ii) such time as the Continuing Directors (as defined below) constitute a minority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                            (iii) the consummation of a merger, consolidation, reorganization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation, any Exempt Person or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

              (2)    Effect on Options

                     a. Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                                   Notwithstanding the foregoing, if the
                            acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall (x) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                     b. Change in Control Event that is not an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

              (3)    Effect on Restricted Stock Awards

                     a. Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                     b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then-outstanding shall automatically be deemed terminated or satisfied.

              (4)    Effect on Other Awards

                     a. Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                     b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Award or any other agreement between a Participant and the Company, all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.

       (f) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

       (g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

       (h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

       (i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

       (j) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.     Miscellaneous

       (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

       (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

       (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

       (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

       (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


                                          Adopted by the Board of Directors
                                          on April 8, 1998

                                          Approved by the Stockholders on
                                          June 5, 1998

                                          Amended by the Board of Directors on
                                          February 23, 1999

                                          Approved by the Stockholders on
                                          April 21, 1999

                                          Amended by the Board of Directors on
                                          May 22, 2000

                                          Approved by the Stockholders on
                                          July 12, 2000

                                          Amended and Restated by the Board
                                          of Directors on March ___, 2002

                                                                      APPENDIX D

                              ECLIPSYS CORPORATION

                           SECOND AMENDED AND RESTATED
                        1998 EMPLOYEE STOCK PURCHASE PLAN

       The purpose of this Plan is to provide eligible employees of Eclipsys Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $0.01 par value (the "Common Stock"). Subject to adjustment pursuant to Section 15, the maximum number of shares of Common Stock which shall be made available for purchase under this Plan shall be that number equal to (i) 15,000,000 less (ii) the sum of (W) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1998 Stock Incentive Plan (the "1998 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1998 Plan, (X) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 1999 Stock Incentive Plan (the "1999 Plan"), as such number shall be reduced to the extent shares become reavailable for issuance pursuant to Section 4(a) of the 1999 Plan, (Y) the number of shares as to which "Awards" have previously been made or shares issued under the Company's Amended and Restated 2000 Stock Incentive Plan (the "2000 Plan"), as such number shall be released to the extent shares become reavailable for issuance under the 2000 Plan pursuant to Section 4(a) thereof, and (Z) the number of shares as to which options are then outstanding under the Company's 1996 Stock Plan, as amended (the "1996 Plan") and the number of shares previously issued upon the exercise of options granted under the 1996 Plan and the number of shares of restricted or unrestricted stock granted under the 1996 Plan then outstanding.

       1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

       2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

       (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and have been employed by the Company or a Designated Subsidiary for at least 90 days prior to enrolling in the Plan; and

       (b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

       No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

       3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. The first Offering will commence on the first day of the first calendar month following the closing of a firm commitment, underwritten initial public offering by the Company (or the first business day thereafter if such date is not a business day). Thereafter, Offerings will begin each January 1, April 1, July 1 or October 1, as applicable (or the first business day thereafter if such date is not a business day). The date on which each Offering commences is referred to as an "Offering Commencement Date." Each Offering Commencement Date will begin a three-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period, except that the Plan Period for the initial Offering shall end on the first December 31, March 31, June 30 or September 30 following its commencement. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

       4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect.

       5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in a monthly amount equal to a whole percentage (up to a maximum percentage of 15%) of his or her Compensation for the

Plan Period. The term "Compensation" means, for each Plan Period, monthly base salary or wages as of the Offering Commencement Date plus, in the case of commissioned salespersons, the average monthly commissions earned during the three months preceding the Offering Commencement Date.

       No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 (based on the fair market value of such Common Stock determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

       6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

       7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

       8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

       9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing (i) the product of $1,250 multiplied by the number of months in such Plan Period by (ii) the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

       The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

       Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

       Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

       10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

       11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

       12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

       13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

       14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

       15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

       16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

       In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

       17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

       18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

       19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

       20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

       The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

       21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

       22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

       23. Effective Date and Approval of Shareholders. The Plan shall take effect upon its approval by the Board, subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.



                                      Adopted by the Board of Directors
                                      on April 8, 1998

                                      Approved by the Stockholders on
                                      June 5, 1998

                                      Amended and Restated by the Board of
                                      Directors on August 6, 1998

                                      Amended by the Board of Directors on
                                      February 23, 1999

                                      Approved by the Stockholders on
                                      April 21, 1999

                                      Amended by the Board of Directors on
                                      May 22, 2000

                                      Approved by the Stockholders on
                                      July 12, 2000

                                      Amended and Restated by the Board of
                                      Directors on March ___, 2002

                                 DETACH HERE



                                    PROXY

                             ECLIPSYS CORPORATION

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                            WEDNESDAY, MAY 8, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Harvey J. Wilson, Robert J. Colletti and T. Jack Risenhoover, II, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Eclipsys Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters, 1750 Clint Moore Road, Boca Raton, Florida 33487 on Wednesday, May 8, 2002, at 10:00 am., local time, and at any adjournment thereof (the "Meeting").

   In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.


-----------                                                        -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                               SIDE
-----------                                                        -----------

                                 DETACH HERE



      PLEASE MARK
 [X]  VOTES AS IN
      THIS EXAMPLE.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

                                                                                                       FOR    AGAINST     ABSTAIN

                                                   2. To approve the amendment and restatement
1. To elect the following two persons                 of the Company's 2000 Stock Incentive Plan, the  [ ]      [ ]         [ ]
   to serve as Class I directors                      1999 Stock Incentive Plan, the 1998 Stock
   until the 2005 annual meeting                      Incentive Plan, and the Amended and Restated
   of stockholders and until their                    1998 Employee Stock Purchase Plan to reflect
   successors are duly elected                        an increase in the number of shares of Voting
   and qualified:                                     Common Stock authorized for issuance under
   NOMINEES: (01) Eugene V. Fife and                  all the Company's stock plans (the 2000 Stock
   (02) Braden R. Kelly                               Incentive Plan, the 1999 Stock Incentive Plan,
                                                      the Amended and Restated 1998 Employee Stock Purchase
                                                      Plan, the 1998 Stock Incentive Plan and the 1996
     FOR   [ ]      [ ] WITHELD                       Stock Plan) from 12,000,000 to 15,000,000.
     ALL                FROM ALL
   NOMINEES             NOMINEES                                                                        FOR    AGAINST     ABSTAIN
                                                   3. To ratify the selection by the Board of
   [ ] ________________________________________       Directors of PricewaterhouseCoopers LLP as the    [ ]      [ ]         [ ]
        For all nominees except as noted above        Company's independent public accountants for the
                                                      current fiscal year.

                                                   4. To transact such other business as may properly
                                                      come before the meeting or any adjournment thereof.



                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                                             Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature:______________________  Date:_________ Signature:____________________ Date:_____________________
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